UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C and 14F

Information Statement Pursuant to Section 14c and Section 14f of the
Securities Exchange Act of 1934
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

☐	Preliminary Information Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5 (d)(2))
☒	Definitive Information Statement

WHISTLEPIG ENTERPRISES, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transactions applies.

	(2)	Aggregate number of securities to which transaction applies.

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined).

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

WHISTLEPIG ENTERPRISES, INC.
7060-B South Tucson Way
Centennial, Colorado 80112
(303)350-1255
Information statement pursuant to Section 14c and Section 14f of the Securities Exchange Act of 1934
and Rule 14c-1 et seq and Rule 14f-1 et seq.

WE ARE PROVIDING THIS INFORMATION STATEMENT SOLELY FOR INFORMATIONAL PURPOSES AND NOT IN CONNECTION WITH ANY STOCKHOLDER VOTE OF WHISTLEPIG ENTERPRISES, INC.

JANUARY 4, 2010

As used in this Information Statement, “we”, “us”, “our”, “Company” and “WhistlePig” refer to WHISTLEPIG ENTERPRISES, INC. and CST Oil & Gas Corporation, a Colorado corporation,

This Information Statement is being furnished to the record holders of our common stock of November 23, 2009 (“Record Date”), according to the Sections 14(c) and 14(f) and Rule 14c-1 et seq. and Rule 14f-1 et seq requirements of the Securities Act of 1934, as amended.  This also notifies our stockholders that on or about November 23, 2009, we received written consents in lieu of a meeting of stockholders from holders of a majority of our common stock (84.6%) (”Majority Stockholders”) for the following:

•	Approving a change in the majority of our Directors (“Change of Control”);

•	Approving the Amendment to our Articles of Incorporation to change our name to CST Holding Corp. (“Name Change”);

Our Board of Directors knows of no other matters other than those described in this Information Statement that have been recently approved or considered by the holders of a majority of the shares of the Company’s voting stock.

This Information Statement is first being mailed or furnished to the Company’s stockholders on or about  January 5, 2010.  The change in a majority of our Directors will not become effective until at least 10 days thereafter, and the Name Change will not become effective until at least 20 days thereafter.  We will pay all expenses in connection with our distributing this Information Statement.

OUTSTANDING VOTING SECURITIES

As of the Record Date, 9,696,000 shares of our common stock were issued and outstanding.  No shares of preferred stock have been issued or are outstanding.  Each share of common stock entitles the holder to one vote on each matter that may come before a meeting of the stockholders.  Only holders of record of the Common Stock at the close of business on the Record Date were entitled to participate in the written consent of the Company’s stockholders.

On November 23, 2009, our Board approved the Change of Control and the Name change and recommended that the Articles of Incorporation be amended in order to change our name to CST Holding Corp. Stockholders holding an aggregate of 8,200,000 shares or 84.6% approved these actions.

The Change of Control will be effective 10 days after this Information Statement has been filed and mailed.  The proposed Amendment to the Articles of Incorporation for the Name Change will be filed with the Colorado Secretary of State on or after January 25, 2010.  If the proposed Amendment were not adopted by written majority shareholder consent, it would have been necessary for this action to be considered by the Company’s shareholders at a special shareholder’s meeting convened for the specific purpose of approving the Amendment.

Our Board has determined that all Shareholders ARE NOT REQUIRED to return their certificates to have them re-issued by the Transfer Agent.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of November 23, 2009, for: (i) each person who we know beneficially owns more than 5% of our Common Stock; (ii) each of our Directors; (iii) each of our Officers and (iv) all of our Directors and Executive Officers as a group.  As of November 23, 2009, (the “Record Date”), there were 9,696,000 shares of the Company’s common stock issued and outstanding.    Each stockholder’s percentage ownership is based on 9,696,000 shares of our common stock outstanding as of November 23, 2009.

	Amount and Nature of Beneficial
	Ownership
		Notes Convertible
		and Options and
		Warrants
		Exercisable Within
Name of Beneficial Owner	Shares	60 Days	Percent of Class

Directors and Executive Officers
Christine Tedesco(1)	8,200,000	0	84.6%

Michael Thomsen	0	0	0

Steven A. Tedesco(1)	8,200,000	0	84.6%

All executive officers and directors as a group (2 persons)	8,200,000	0	84.6%

(1)
Includes 4,050,000 shares owned of record by Christine Tedesco and 4,050,000 shares owned of record by Steven A. Tedesco. In addition, Steven A. Tedesco owns 100,000 shares of record. Christine and Steven Tedesco are husband and wife. A total of 8,000,000 shares were acquired in the Share Exchange transaction. A total of 100,000 shares have been privately purchased from existing shareholders.

Directors and Executive Officers

The following tables set forth information regarding the Company’s current executive officers and directors and the proposed executive officers and directors of the Company:

Name	Age	Position

Christine Tedesco	57	President, Chief Executive and Financial Officer, Treasurer and Director
Michael Thomsen	56	Executive Vice President, Secretary, and Director

The biographies of each of our executive officers and directors are as follows:

Christine Tedesco is the co-founder and Chief Operating Officer of CST and has held this position since its founding in 1985. Since 1994, she has also been a Vice President and Director of Atoka Coal Bed Methane Laboratories, a provider of surface geochemical technologies for natural gas exploration companies. In 2000, she co-founded Running Foxes Petroleum, a petroleum and natural gas exploration and production company. She continues with these companies in these capacities to the present.  Ms. Tedesco obtained a BA Degree in Marketing from Kent State University in 1974.

Michael Thomsen has over 30 years experience in the natural resources industry and has worked in over 40 countries in exploration and project acquisitions.  He is the former Chairman of Oil Quest Resources plc, a British oil and gas exploration company which merged into the North Sea oil explorer, Encore Oil plc in 2006.  His work with US energy producer Freeport-McMoRan Inc. from 1977 to 1987 included exploration in the Gulf of Mexico, the Permian Basin of west Texas, the Sinai-Sea region of Egypt, the Sergipe Basin offshore Brazil and the Neuquen Basin of western Argentina.  His US experience with Freeport was primarily directed at the Permian Basin of west Texas and his international work involved basin evaluation in Egypt, Brazil and Argentina.  From 1988 to 2002 he was a director of exploration for Gold Fields and Newmont, two major international natural resources groups.  He is currently Chairman of Nighthawk Energy plc, a London listed company with oil and gas assets in the US.  Mr. Thomsen obtained a Bachelors Degree from the University of Wisconsin majoring in Geology graduating with honors.

The Board of Directors currently does not have any committees. Following the completion of the Share Exchange, we intend to establish audit and compensation committees and such other committees as determined advisable by our Board.

Term of Office

The Company’s directors are appointed for one-year term to hold office until the next annual general meeting of the Company’s stockholders or until removed from office in accordance with the Company’s bylaws and the provisions of the Colorado Revised Statutes.

The Company’s officers are appointed by the Company’s Board of Directors and hold office until they resign, are removed, or elect not to stand for re-election.

Legal Proceedings Involving Directors, Executive Officers and Certain Beneficial Owners.

The Company is not aware of any legal proceedings to which any current or prospective director, officer, affiliate of the Company, or owner of more than five percent of the Company’s Common Stock (beneficially or of record) is a party adverse in interest to the Company.

Family Relationships

Our control shareholders, Steven A. Tedesco and Christine Tedesco, are husband and wife.

Certain Relationships and Related Transactions

The Company currently occupies approximately  450 square feet of office space which we rent from our President and largest shareholder on a month-to-month basis, currently without charge.

 In 2008 and the nine months ended September 30, 2009 CST paid a company related by common control approximately $4,500 and $14,500 for general and administrative expenses. At December 31, 2008 and September 30, 2009 we owed $40,000 to an officer for due on demand, non-interest bearing working capital advances.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors and persons who own more than 10% of a registered class of the Company’s securities (the “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC. The Reporting Persons are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a). Based solely on a review of such reports received by the Company, the Company believes that, during the last fiscal year, all Reporting Persons complied with all Section 16(a) filing requirements applicable to them.

Directors Independence

Currently, none of the Company’s directors are classified as independent directors under this definition.

Committees of the Company’s Board of Directors.

We currently do not have standing audit, nominating or compensation committees of its Board of Directors. Currently our entire Board performs these functions. The Company does not have charters for any of the above committees.

Meetings of Directors

There were no meetings of the Board of Directors during the last full fiscal year and all actions taken by the Board of Directors were taken by consent resolution. The Company did not hold an annual meeting of the Company’s security holders during the prior fiscal year and does not have a policy requiring attendance by members of the Board of Directors.

Compensation of Executive Officers and Directors

 As of September 30, 2009, the Company has paid no compensation to any executive or director.

Outstanding Equity Awards at Fiscal Year-End

We did not grant any equity awards since its inception.

Employment Contracts

We have no employment contracts, termination of employment or change-in-control arrangements with any of our executive officers or directors.

Director Compensation

We currently have no formal plan for compensating our directors for their services in their capacity as directors.

Trading Activities

The Company’s common stock is not quoted on trading system.

DESCRIPTION OF STOCKHOLDER MATTERS

The two proposals described in this Information Statement are:

•	A Change of Control of the majority of our Directors;
•	Name Change of our company to CST Holding Corp.

On November 23, 2009, our Board voted to recommend these proposals and on November 23, 2009, the Majority Stockholders holding approximately 86.4% of the outstanding shares approved and adopted these resolutions.  This eliminates the need for a special Stockholder meeting to approve these proposals.  This also reduces the costs and management time involved in holding a special meeting and in order to effect the Amendment as early as possible in order to accomplish our purposes.

No further action will be needed with respect to the Change of Control, which will be effective 10 days following the filing and mailing of this Information Statement.  The Amendment to our Articles of Incorporation for the Name Change will be filed on or about January 25, 2010 with the Secretary of State of the State of Colorado, which is not less than 20 days from the date of this mailing.

CHANGE OF CONTROL OF A MAJORITY OF OUR DIRECTORS

On September 30, 2009, WhistlePig and CST Oil & Gas Corporation, a Colorado corporation, (“CST”) entered into a Share Exchange agreement (the “Share Exchange Agreement”) whereby the shareholders of  CST exchanged all of their common stock for common shares of WHISTLEPIG (the “Share Exchange”).  In connection with the Share Exchange, the stockholders of CST exchanged all of their CST stock for a total of 8,000,000 shares of common stock of WHISTLEPIG.  Immediately prior to the Share Exchange, certain existing shareholders of WHISTLEPIG tendered a total of 8,000,000 shares of WHISTLEPIG’s common stock to the company for cancellation, leaving 1,696,000 issued and outstanding WHISTLEPIG common shares.  As a result, following the Share Exchange WHISTLEPIG had 9,696,000 shares of its common stock issued and outstanding, of which approximately  84.6% were held by the former shareholders of CST. Following the closing of the Share Exchange, WHISTLEPIG’s name will be changed to CST Holding Corp, or some derivation thereof.  Upon completion of the Share Exchange, we adopted CST’s business plan.

Effective with the closing of the stock exchange transaction, our then Board of Directors consisting of Jeanie Clifford, appointed Christine Tedesco as our Chief Executive Officer, Chief Financial Officer, Director,  and Chair.

Ten days after the mailing of this Information Statement, our two Directors will nominate and appoint Mr. Michael Thomsen to our Board.  Following that action, Mrs. Clifford will resign as a Board member.  Our Bylaws provide that at all times there will not be less than one Director.  Additionally, vacancies and newly-created directorships resulting from any increase in the number of directors may be filled by a majority of the directors then in office, or by the sole director. As such, Madames Clifford and Tedesco have full authority to appoint Mr. Thomsen to our Board without shareholder approval.

Thereafter, Mrs. Clifford, who has delivered her letter of resignation as an officer and Director of the Company, will resign.  Mrs. Tedesco will remain on the Board and continue as its Chair.  Mrs. Clifford stated that her resignation was not because of any disagreement with the Board, but because of the change in control of the Company.  This change of control will be effectuated as a result of the September 30, 2009 transaction.

NAME CHANGE

Our Board of Directors and the Majority Stockholders have also determined that it is in our best interest to amend our name.  Our business strategy is to carry on active operations in the oil and gas business. Currently, our focus is to provide well servicing and roustabout services to the petroleum industry in Kansas. CST Oil & Gas Corporation is the active component of our company.  Therefore, we believe that, the name “CST Holding Corp.” better describes our business model.  We have reserved the name in Colorado.

FINANCIAL STATEMENTS

WHISTLEPIG ENTERPRISES, INC.

CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

Quarter Ended September30, 2009

TABLE OF CONTENTS

Page

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated balance sheets	4
Consolidated statements of operations	5
Consolidated statements of cash flows	6
Notes to consolidated financial statements	8

9Months Ended 9-30-2009 Page 1

WHISLTEPIG ENTERPRISES, INC.
CONSOLIDATED BALANCE SHEETS

		Spet. 30, 2009
	Dec. 31, 2008	(Unaudited)

ASSETS

Current assets
Cash	$63,150	$28,142
Accounts receivable	-	37,717
Prepaid expenses	2,197
Total current assets	65,347	65,859

Fixed assets		24,442
Accumulated depreciation		(1,879)
	-	22,563

Total Assets	$65,347	$88,422

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities
Accounts payable	$-	$33,109
Related party payable	40,000	40,000
Total current liabilties	40,000	73,109

Total Liabilities	40,000	73,109

Stockholders' Equity
Common stock, $.001 par value;
50,000,000 shares authorized;
8,000,000 (2008) and 9,696,000 (2009)
shares issued and outstanding	8,000	9,696
Additional paid in capital	92,141	90,489
Accumulated deficit	(74,794)	(84,872)

Total Stockholders' Equity	25,347	15,313

Total Liabilities and Stockholders' Equity	$65,347	$88,422

The accompanying notes are an integral part of the financial statements.

9Months Ended 9-30-2009 Page 2

WHISLTEPIG ENTERPRISES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	Sept. 30, 2008	Sept. 30, 2009	Sept. 30, 2008	Sept. 30, 2009

Sales (net of returns) - related party	$600	$119,396	$600	$321,158
Cost of goods sold	-	30,000		56,123

Gross profit	600	89,396	600	265,035

Operating expenses:
Depreciation	-	1,222		1,879
General and administrative	22,732	98,475	22,742	223,234
	22,732	99,697	22,742	225,113

Income (loss) from operations	(22,132)	(10,301)	(22,142)	39,922

Other income (expense):
	-	-	-	-

Income (loss) before
provision for income taxes	(22,132)	(10,301)	(22,142)	39,922

Provision for income tax	-	-	-	-

Net income (loss)	$(22,132)	$(10,301)	$(22,142)	$39,922

Net income (loss) per share
(Basic and fully diluted)	$(0.00)	$(0.00)	$(0.00)	$0.00

Weighted average number of
common shares outstanding	8,000,000	8,000,000	8,000,000	8,000,000

The accompanying notes are an integral part of the financial statements.

9Months Ended 9-30-2009 Page 3

WHISTLEPIG ENTERPRISES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	Sept. 30, 2008	Sept. 30, 2009	Sept. 30, 2008	Sept. 30, 2009

Cash Flows From Operating Activities:
Net income (loss)	$(22,132)	$(10,301)	$(22,142)	$39,922

Adjustments to reconcile net loss to
net cash provided by (used for)
operating activities:
Depreciation	-	1,222	-	1,879
Accounts receivable		(37,717)		(37,717)
Prepaid expenses			-	2,197
Accrued payables	(10)	33,109		33,109
Net cash provided by (used for)
operating activities	(22,142)	(13,687)	(22,142)	39,390

Cash Flows From Investing Activities:
Fixed assets	-	-	-	(24,442)
Net cash provided by (used for)
investing activities	-	-	-	(24,442)

(Continued On Following Page)

The accompanying notes are an integral part of the financial statements.

9Months Ended 9-30-2009 Page 4

WHISTLEPIG ENTERPRISES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

(Continued From Previous Page)

	Three Months	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	Sept. 30, 2008	Sept. 30, 2009	Sept. 30, 2008	Sept. 30, 2009

Cash Flows From Financing Activities:
Related party payable - borrowings	40,000	(30,000)	40,000
Paid in capital
Common stock issuances		44		44
Distributions	-			(50,000)
Net cash provided by (used for)
financing activities	40,000	(29,956)	40,000	(49,956)

Net Increase (Decrease) In Cash	17,858	(43,643)	17,858	(35,008)

Cash At The Beginning Of The Period	-	71,785	-	63,150

Cash At The End Of The Period	$17,858	$28,142	$17,858	$28,142

Schedule Of Non-Cash Investing And Financing Activities

None

Supplemental Disclosure

Cash paid for interest	$-	$-	$-	$-
Cash paid for income taxes	$-	$-	$-	$-

The accompanying notes are an integral part of the financial statements.

9Months Ended 9-30-2009 Page 5

WHISTLEPIG ENTERPRISES, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Whistlepig Enterprises, Inc. (the “Company”), was incorporated in the State of Colorado on May 30, 2007. The Company was formed to provide equestrian consulting and advisory services to individuals, businesses and other organizations. The Company is currently considered to be in the development stage, having generated no revenues and conducted only limited activities.

On September 30, 2009 Whistlepig Enterprises, Inc. entered into a share exchange agreement (the "Agreement") with CST Oil and Gas Corporation, exchanging 8,000,000 shares of its common stock with no readily available market price for 100% of the outstanding common stock of CST Oil and Gas Corporation. The transaction was accounted for as a reverse acquisition as the shareholders of CST Oil and Gas Corporation retained the majority of the outstanding common stock of Whistlepig Enterprises, Inc. after the share exchange. Effective with the Agreement, the Company's stockholders' equity was retroactively recapitalized as that of CST Oil and Gas Corporation, while 100% of the assets and liabilities of Whistlepig Enterprises, Inc. valued at $44 were recorded as being acquired in the reverse merger for its 1,696,000 outstanding common shares on the merger date. The accompanying financial statements exclude the financial position, results of operations and cash flows of Whistlepig Enterprises, Inc. prior to the September 30, 2009 reverse acquisition. The activity of the two companies subsequent to September 30, 2009 will be consolidated.

Principles of consolidation

The accompanying consolidated financial statements include the accounts of Whistlepig Enterprises, Inc. and its wholly owned subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

Basis of Presentation

The accompanying unaudited financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and disclosures required by generally accepted accounting principles for complete financial statements. All adjustments which are, in the opinion of management, necessary for a fair presentation of the results of operations for the interim periods have been made and are of a recurring nature unless otherwise disclosed herein. The results of operations for such interim periods are not necessarily indicative of operations for a full year.

Cash and cash equivalents

The Company considers all highly liquid investments with an original maturity of three months or less as cash equivalents.

9Months Ended 9-30-2009 Page 6

WHISTLEPIG ENTERPRISES, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (Unaudited)

NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):

Accounts receivable

The Company reviews accounts receivable periodically for collectability and establishes an allowance for doubtful accounts and records bad debt expense when deemed necessary.

Property and equipment

Property and equipment are recorded at cost and depreciated under accelerated methods over each item's estimated useful life.

Revenue recognition

Revenue is recognized on an accrual basis after services have been performed under contract terms, the event price to the client is fixed or determinable, and collectibility is reasonably assured.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income tax

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109 (“SFAS 109”). Under SFAS 109 deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

9Months Ended 9-30-2009 Page 7

WHISTLEPIG ENTERPRISES, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (Unaudited)

NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):

Net income (loss) per share

The net income (loss) per share is computed by dividing the net income (loss) by the weighted average number of shares of common outstanding. Warrants, stock options, and common stock issuable upon the conversion of the Company's preferred stock (if any), are not included in the computation if the effect would be anti-dilutive and would increase the earnings or decrease loss per share.

Financial Instruments

The carrying value of the Company’s financial instruments, including cash and cash equivalents and accrued payables, as reported in the accompanying balance sheet, approximates fair value.

9Months Ended 9-30-2009 Page 8

CST OIL AND GAS CORPORATION

FINANCIAL STATEMENTS

December 31, 2007 and 2008,
& June 30, 2009 (Unaudited)

CST OIL AND GAS CORPORATION
Financial Statements

TABLE OF CONTENTS

Page

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	F-1

FINANCIAL STATEMENTS

Balance sheets	F-2
Statements of operations	F-3
Statements of stockholders’ equity	F-4
Statements of cash flows	F-5
Notes to financial statements	F-7

RONALD R. CHADWICK, P.C.
Certified Public Accountant
2851 South Parker Road, Suite 720
Aurora, Colorado  80014
Telephone (303)306-1967
Fax (303)306-1944

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
CST Oil and Gas Corporation
Centennial, Colorado

I have audited the accompanying balance sheets of CST Oil and Gas Corporation as of December 31, 2007 and 2008, and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material  respects, the financial position of CST Oil and Gas Corporation as of December 31, 2007 and 2008, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Aurora, Colorado	/s/ Ronald R. Chadwick, P.C.
September 17, 2009	RONALD R. CHADWICK, P.C.

CST OIL AND GAS CORPORATION
BALANCE SHEETS

			June 30, 2009
	Dec. 31, 2007	Dec. 31, 2008	(Unaudited)

ASSETS

Current assets
Cash	$-	$63,150	$71,785
Prepaid expenses		2,197
Total current assets	-	65,347	71,785

Fixed assets			24,442
Accumulated depreciation			(657)
	-	-	23,785

Total Assets	$-	$65,347	$95,570

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities
Related party payable	$-	$40,000	$40,000
Total current liabilties	-	40,000	40,000

Total Liabilities	-	40,000	40,000

Stockholders' Equity
Common stock, no par value;
100,000 shares authorized;
100,000 shares issued and outstanding	100,000	100,000	100,000
Additional paid in capital	141	141	141
Accumulated deficit	(100,141)	(74,794)	(44,571)

Total Stockholders' Equity	-	25,347	55,570

Total Liabilities and Stockholders' Equity	$-	$65,347	$95,570

The accompanying notes are an integral part of the financial statements.

CST OIL AND GAS CORPORATION
STATEMENTS OF OPERATIONS

			Six Months	Six Months
			Ended	Ended
	Year Ended	Year Ended	June 30, 2008	June 30, 2009
	Dec. 31, 2007	Dec. 31, 2008	(Unaudited)	(Unaudited)

Sales (net of returns) - related party	$-	$109,061	$-	$201,762
Cost of goods sold		14,114		26,123

Gross profit	-	94,947	-	175,639

Operating expenses:
Depreciation				657
General and administrative	10	69,600	10	124,759
	10	69,600	10	125,416

Income (loss) from operations	(10)	25,347	(10)	50,223

Other income (expense):
	-	-	-	-

Income (loss) before
provision for income taxes	(10)	25,347	(10)	50,223

Provision for income tax	-	-	-	-

Net income (loss)	$(10)	$25,347	$(10)	$50,223

Net income (loss) per share
(Basic and fully diluted)	$(0.00)	$0.25	$(0.00)	$0.50

Weighted average number of
common shares outstanding	100,000	100,000	100,000	100,000

The accompanying notes are an integral part of the financial statements.

CST OIL AND GAS CORPORATION
STATEMENTS OF STOCKHOLDERS' EQUITY

	Common Stock				Stock-
		Amount	Paid in	Accumulated	holders'
	Shares	No Par	Capital	Deficit	Equity

Balances at December 31, 2006	100,000	$100,000	$131	$(100,131)	$-

Net income (loss) for the year			10	(10)	-

Balances at December 31, 2007	100,000	$100,000	$141	$(100,141)	$-

Net income (loss) for the year				25,347	25,347

Balances at December 31, 2008	100,000	$100,000	$141	$(74,794)	$25,347

Distributions				(20,000)	(20,000)

Net income (loss) for the period				50,223	50,223

Balances at
June 30, 2009 - unaudited	100,000	$100,000	$141	$(44,571)	$55,570

The accompanying notes are an integral part of the financial statements.

CST OIL AND GAS CORPORATION
STATEMENTS OF CASH FLOWS

			Six Months	Six Months
			Ended	Ended
	Year Ended	Year Ended	June 30, 2008	June 30, 2009
	Dec. 31, 2007	Dec. 31, 2008	(Unaudited)	(Unaudited)

Cash Flows From Operating Activities:
Net income (loss)	$(10)	$25,347	$(10)	$50,223

Adjustments to reconcile net loss to
net cash provided by (used for)
operating activities:
Depreciation				657
Prepaid expenses		(2,197)		2,197
Accrued payables			10
Net cash provided by (used for)
operating activities	(10)	23,150	-	53,077

Cash Flows From Investing Activities:
Fixed assets	-	-	-	(24,442)
Net cash provided by (used for)
investing activities	-	-	-	(24,442)

(Continued On Following Page)

The accompanying notes are an integral part of the financial statements.

CST OIL AND GAS CORPORATION
STATEMENTS OF CASH FLOWS

(Continued From Previous Page)

			Six Months	Six Months
			Ended	Ended
	Year Ended	Year Ended	June 30, 2008	June 30, 2009
	Dec. 31, 2007	Dec. 31, 2008	(Unaudited)	(Unaudited)

Cash Flows From Financing Activities:
Related party payable - borrowings		40,000
Paid in capital	10
Distributions	-			(20,000)
Net cash provided by (used for)
financing activities	10	40,000	-	(20,000)

Net Increase (Decrease) In Cash	-	63,150	-	8,635

Cash At The Beginning Of The Period	-	-	-	63,150

Cash At The End Of The Period	$-	$63,150	$-	$71,785

Schedule Of Non-Cash Investing And Financing Activities

None

Supplemental Disclosure

Cash paid for interest	$-	$-	$-	$-
Cash paid for income taxes	$-	$-	$-	$-

The accompanying notes are an integral part of the financial statements.

CST OIL AND GAS CORPORATION
NOTES TO FINANCIAL STATEMENTS
December 31, 2007 and 2008, & June 30, 2009 (Unaudited)

NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CST Oil and Gas Corporation (the “Company”), was incorporated in the State of Colorado on May 8, 1985. The Company sells oil and gas field workover services.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

The Company considers all highly liquid investments with an original maturity of three months or less as cash equivalents.

Accounts receivable

The Company reviews accounts receivable periodically for collectability and establishes an allowance for doubtful accounts and records bad debt expense when deemed necessary. At December 31, 2007 and 2008, and June 30, 2009 the Company had no balance in its allowance for doubtful accounts.

Property and equipment

Property and equipment are recorded at cost and depreciated under accelerated or straight line methods over each item's estimated useful life.

Revenue recognition

Revenue is recognized on an accrual basis as earned under contract terms. Specifically, revenue from product sales is recognized subsequent to a customer ordering a product at an agreed upon price, delivery has occurred, and collectibility is reasonably assured.

Advertising costs

Advertising costs are expensed as incurred. The Company had no advertising costs in 2007 or 2008, or for the six months ended June 30, 2009.

CST OIL AND GAS CORPORATION
NOTES TO FINANCIAL STATEMENTS
December 31, 2007 and 2008, & June 30, 2009 (Unaudited)

NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  (Continued):

Income tax

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109 (“SFAS 109”). Under SFAS 109 deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Because the Company through June 2009 has operated as an S-corporation, the Company is a pass-through entity for federal income tax purposes and pays no income tax at the corporate level.

Net income (loss) per share

The net income (loss) per share is computed by dividing the net income (loss) by the weighted average number of shares of common outstanding. Warrants, stock options, and common stock issuable upon the conversion of the Company's preferred stock (if any), are not included in the computation if the effect would be anti-dilutive and would increase the earnings or decrease loss per share.

Financial Instruments

The carrying value of the Company’s financial instruments, as reported in the accompanying balance sheets, approximates fair value.

Long-Lived Assets

In accordance with Statement of Financial Accounting Standard 144 “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company regularly reviews the carrying value of intangible and other long-lived assets for the existence of facts or circumstances, both internally and externally, that December suggest impairment. If impairment testing indicates a lack of recoverability, an impairment loss is recognized by the Company if the carrying amount of a long-lived asset exceeds its fair value.

CST OIL AND GAS CORPORATION
NOTES TO FINANCIAL STATEMENTS
December 31, 2007 and 2008, & June 30, 2009 (Unaudited)

NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  (Continued):

Products and services, geographic areas and major customers

The Company earns revenue from the sale of oil and gas field workover services, but does not separate different services into operating segments. All sales each year were to domestic companies under common control of the Company’s officers.

NOTE 2. RELATED PARTY TRANSACTIONS

In 2008 and the six months ended June 30, 2009 the Company paid a company related by common control approximately $4,500 and $14,500 for general and administrative expenses. At December 31, 2008 and June 30, 2009 the Company owed $40,000 to an officer for due on demand, non-interest bearing working capital advances.

WHISTLEPIG ENTERPRISES, INC.
(A Development Stage Company)

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2008

WHISTLEPIG ENTERPRISES, INC. AND CST OIL AND GAS CORPORATION
PRO FORMA CONSOLIDATED BALANCE SHEET
December 31, 2008

			Adjustments		Consolidated
	WHISTLEPIG	CST	(See Notes)		Balance
ASSETS

Current assets
Cash	$347	$63,150	$-		$63,497
Prepaid expenses		2,197			2,197
Total current assets	347	65,347	-		65,694

Total Assets	$347	$65,347	$-		$65,694

LIABILITIES
& STOCKHOLDERS' EQUITY

Current liabilities
Related party payables	$-	$40,000	$-		$40,000
Total current liabilties	-	40,000	-		40,000

Total Liabilities	-	40,000	-		40,000

Stockholders' Equity
Preferred stock, $.10 par value;
1,000,000 shares authorized;
none issued and outstanding	-	-	-		-
Common stock, $.001 par value;
50,000,000 shares authorized;
9,596,000 shares issued and
outstanding	9,596	100,000	(100,000)	A	9,596
Additional paid in capital	23,904	141	100,000	A	124,045
Accumulated deficit	(33,153)	(74,794)			(107,947)

Total Stockholders' Equity	347	25,347	-		25,694

Total Liabilities and Stockholders' Equity	$347	$65,347	$-		$65,694

The accompanying notes are an integral part of the Pro Forma financial statements.

WHISTELPIG ENTERPRISES, INC. AND CST OIL AND GAS CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

	WHISTLEPIG	CST
	Year Ended	Year Ended	Adjustments	Consolidated
	Dec. 31, 2008	Dec. 31, 2008	(See Notes)	Balance

Sales	$5,280	$-	$-	$5,280
Sales -related party		109,061		109,061
Cost of goods sold		14,114		14,114

Gross profit	5,280	94,947	-	100,227

Operating expenses:
General and administrative	24,526	69,600		94,126
	24,526	69,600	-	94,126

Income (loss) from operations	(19,246)	25,347	-	6,101

Other income (expense):	50	-	-	50

Income (loss) before provision
for income taxes	(19,196)	25,347	-	6,151

Provision for income tax	-	-	-	-

Net income (loss)	$(19,196)	$25,347	$-	$6,151

Net income (loss) per share
(Basic and fully diluted)	$(0)	$0.25

Weighted average number of
common shares outstanding	9,596,000	100,000

The accompanying notes are an integral part of the Pro Forma financial statements.

WHISTLEPIG ENTERPRISES, INC.
 (A Development Stage Company)
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008

Basis of Presentation

The following pro forma consolidated balance sheet as of December 31, 2008 and pro forma consolidated statement of operations for the year then ended between Whistlepig Enterprises, Inc. and CST Oil and Gas Corporation are presented to show what effects the reverse acquisition of Whistlepig Enterprises, Inc. by CST Oil and Gas Corporation, Inc. might have had on historical financial information had the transaction taken place on an earlier date. The pro forma consolidated financial statements are derived from the historical financial statements of Whistlepig Enterprises, Inc. and CST Oil and Gas Corporation and assume that for balance sheet purposes the transaction took place on December 31, 2008, and for statement of operations purposes on January 1, 2008 with resulting effects through December 31, 2008. The pro forma consolidated financial statements should be read in conjunction with the historical financial information. The pro forma consolidated financial statements are not necessarily indicative of the result that would have been attained had the transaction actually taken place earlier.

Pro Forma Adjustments

Pro forma adjustments from the pro forma consolidated financial statements are referenced below.

(A) Adjustment to restate common stock to that of Whistlepig Enterprises, Inc.

ADDITIONAL INFORMATION

Stock Certificates

It is not mandatory to surrender of our stock certificates.  Our transfer agent will adjust the record books of the company to reflect the Name Change effective as of close of business on or about January 25, 2010.  New certificates will not be mailed to shareholders; however, new certificates will be issued during the ordinary course of business.

Dissenters’ Rights of Appraisal

Under Colorado Law, our dissenting shareholders, if any, are not entitled to appraisal rights with respect to our amendment.

Other

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended and according with the act, will file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission.  Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, NE Washington, D.C, 20549.  Copies can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, NE Washington, D.C 20549, at prescribed rates.  The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (EDGAR).

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT us at: 7060-B South Tucson Way, Centennial, Colorado 80112. (303) 350-1255

By order of the Board of Directors of

WHISTLEPIG ENTERPRISES, INC.

January 4, 2010

By:	/s/ Christine Tedesco
Christine Tedesco, President